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                                                                  Exhibit 10.3.2

                    AMENDMENT NUMBER ONE TO GOOGLE ORDER FORM

            This Amendment Number One (the "AMENDMENT") to that certain Order Form, effective as of May 23, 2003, by and between Google Inc., the successor by merger to Google Technology Inc. ("GOOGLE") and Focus Interactive, Inc. (fka The Excite Network, Inc., "CUSTOMER") (the "ORDER FORM") is entered into as of September 16, 2003 by and between Google and Customer.

            Whereas, Customer and Google are parties to the Order Form, pursuant to which Google provides Customer with certain Websearch and Sponsored Link services; and

            Whereas, Customer and Google desire to amend the Agreement as set forth herein.

            NOW, THEREFORE, in consideration of the mutual promises contained herein, the

            1. Term. Subject to Section 2 of this Amendment, Section 2 of the Order Form is hereby deleted in its entirety and replaced with the following:

                  "SERVICES TERM. The term ("INITIAL SERVICES TERM" or "SERVICES
            TERM") of this Order Form shall commence on the Order Form Effective Date and shall expire on August 31, 2007, unless earlier terminated as provided in the GSA. This Order Form may be renewed only pursuant to a mutual agreement signed by the parties.

            2.    Termination of this Amendment. [*].

            3. Miscellaneous. Except as expressly modified herein, the terms of the Order Form remain in full force and effect.

            IN WITNESSETH WHEREOF, the parties have executed this Amendment by persons duly authorized as of the date and year written above.

GOOGLE:  GOOGLE INC.                  CUSTOMER: FOCUS INTERACTIVE, INC. (FKA
                                                THE EXCITE NETWORK, INC.)

By:  /s/ Joan Braddi                  By:       /s/ Mark Stein
     ----------------------------        ---------------------------------------

Print Name: Joan Braddi               Print Name:   Mark Stein

Title: VP Search Services            Title:       EVP & GC

Date: September 19, 2003             Date:        September 19, 2003

SF1:555059.2

[*] Indicates that certain information in this exhibit has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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